UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 21, 2008

JPMORGAN CHASE & CO.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-05805	13-2624428
(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

On August 21, 2008, JP Morgan Chase & Co. (the “Company”) issued 180,000 shares (the “Shares”) of the Company’s 8.625% Non-Cumulative Preferred Stock, Series J, par value of $1.00 per share and with a liquidation preference of $10,000 per share (the “Series J Preferred Stock”), which Shares were deposited against delivery of 72,000,000 depositary receipts (the “Depositary Receipts”), each evidencing a depositary share (“Depositary Share”) representing 1/400th of a Share, issued by Mellon Investor Services LLC, as Depositary.

Under the terms of the Series J Preferred Stock, the ability of the Company to pay dividends on, make distributions with respect to, or to redeem, purchase or acquire, or make a liquidation payment on its common stock or any preferred stock ranking on a parity with or junior to the Series J Preferred Stock, will be subject to restrictions in the event that the Company does not declare dividends on the Series J Preferred Stock for the most recently completed dividend period or, in the case of any such liquidation payment, does not pay to holders of the Series J Preferred Stock liquidation distributions of $10,000 per Share, plus any declared and unpaid dividends. The terms are more fully described in the Certificate of Designations (the “Certificate of Designations”), which establishes the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Series J Preferred Stock.

A copy of the Certificate of Designations is included as Exhibit 3.1 to this Current Report on Form 8–K and is incorporated by reference herein.

The terms of the Depositary Shares are set forth in the form of deposit agreement between the Company, Mellon Investor Services LLC, as depositary, and the holders of the depositary receipts issued thereunder (the “Deposit Agreement”). A copy of the form of deposit agreement is included as Exhibit 4.1 to this Current Report on Form 8–K and is incorporated by reference into the Company’s Registration Statement on Form S–3 (File No. 333–146731) filed with the U.S. Securities and Exchange Commission on October 16, 2007 as an exhibit thereto.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 21, 2008, the Company filed the Certificate of Designations with the Secretary of State of the State of Delaware, establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Series J Preferred Stock. The Certificate of Designations became effective with the Secretary of State of the State of Delaware upon filing.

A copy of the Certificate of Designations is included as Exhibit 3.1 to this Current Report on Form 8–K and is incorporated by reference herein.

Item 8.01	Other Events.

On August 21, 2008, the Company completed the issuance and sale of 180,000 Shares, which Shares were deposited against delivery of 72,000,000 Depositary Receipts, pursuant to an underwriting agreement dated August 14, 2008 (the “Underwriting Agreement”) between the Company and J.P. Morgan Securities Inc., as representative of the other several underwriters named therein. The sale of the Depositary Shares was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333–146731).

On August 21, 2008, in connection with the sale of the Depositary Shares described above, the Company entered into a replacement capital covenant (the “RCC”), whereby the Company agreed to notify holders of the Company’s 5.875% Junior Subordinated Deferrable Interest Debentures, Series O, due 2035, of the rights granted to such holders under the RCC. Such notification is being made with the filing of the RCC that is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Designations of JPMorgan Chase & Co., establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the 8.625% Non-Cumulative Preferred Stock, Series J, as filed with the Secretary of State of the State of Delaware on August 21, 2008

4.1	Form of Deposit Agreement for Depositary Shares (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-3 (File No. 333-146731))

99.1	Replacement Capital Covenant, dated August 21, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.

By:	/s/ Anthony J. Horan
Name:	Anthony J. Horan
Title:	Corporate Secretary

Dated: August 21, 2008

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Designations of JPMorgan Chase & Co., establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the 8.625% Non-Cumulative Preferred Stock, Series J, as filed with the Secretary of State of the State of Delaware on August 21, 2008

4.1	Form of Deposit Agreement for Depositary Shares (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-3 (File No. 333-146731))

99.1	Replacement Capital Covenant, dated August 21, 2008